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                                                      EXHIBIT 23-1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-44975, 33-44976 and 33-43075 on Form S-8, 33-40424 on Form S-3 and
Post-Effective Amendment No. 1 to Registration Statement No. 33-21930-99 on Form S-8 of MCN Corporation of our reports dated February 8, 1994, appearing in and incorporated by reference in this Annual Report on Form 10-K of MCN Corporation for the year ended December 31, 1993.



/s/ Deloitte & Touche

March 4, 1994